UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:  August 15, 2008

Home Federal Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Maryland	000-52995	26-0886727
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification No.)

500 12th Avenue South
Nampa, Idaho  83651
(Address of principal executive offices and zip code)

(208) 466-4634
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[  ]      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17
          CFR 240.14d-2(b))
[  ]      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
          CFR 240.13e-4(c))

Item 8.01  Other Events

Home Federal Bancorp, Inc. (“Company”) announced on August 15, 2008 that the Company’s Board of Directors declared a quarterly cash dividend of $0.055 per share on the Company’s outstanding shares of common stock.  The dividend will be payable on September 12, 2008 to shareholders of record at the close of business on August 29, 2008.  The press release announcing the dividend is attached as Exhibit 99.1 and incorporated by reference herein.

Item 9.01  Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press release of Home Federal Bancorp, Inc. dated August 15, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

HOME FEDERAL BANCORP, INC.

Date: August 15, 2008	By: Len E. Williams
Len E. Williams
President and Chief Executive Officer

Exhibit 99.1

Press release of Home Federal Bancorp, Inc. dated August 15, 2008

500 12th Ave. South * Nampa, ID 83651	Contact: Home Federal Bancorp, Inc. Len E. Williams, President & CEO Eric S. Nadeau, EVP, Treasurer & CFO 208-466-4634 www.myhomefed.com

PRESS RELEASE — For Immediate Release

HOME FEDERAL BANCORP, INC. DECLARES QUARTERLY CASH DIVIDEND

Nampa, ID (August 15, 2008) – Home Federal Bancorp, Inc. (Nasdaq GM: HOME), the parent company of Home Federal Bank, announced today that its Board of Directors declared a quarterly cash dividend of $0.055 per share on its common stock.  The dividend will be paid on September 12, 2008 to stockholders of record as of August 29, 2008.

“Our continued profitability and strong capital position support our decision to continue with a $0.055 per share dividend” stated Len E. Williams, President and CEO of the Company. “The Company is well positioned to continue executing its strategic plan which includes market growth driven by the expansion of our branch network and commercial banking services.  The credit portfolio continues to hold up well, comparatively, and we are focused on executing our objectives.”

Home Federal Bancorp, Inc. is a federally chartered savings and loan holding company headquartered in Nampa, Idaho.  It is the parent company of Home Federal Bank, a federal savings bank that was originally organized in 1920 as a building and loan association.  The Company serves the Treasure Valley region of southwestern Idaho that includes Ada, Canyon, Elmore and Gem Counties, through 15 full-service banking offices and one mortgage loan center.  The Company’s common stock is traded on the NASDAQ Global Market under the symbol “HOME.”  The Company’s stock is also included in the America’s Community Bankers NASDAQ Index.  For more information, visit the Company web site at www.myhomefed.com.

Forward-Looking Statements:

Statements in this news release regarding future events, performance or results are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 (“PSLRA”) and are made pursuant to the safe harbors of the PSLRA.  Actual results could be materially different from those expressed or implied by the forward-looking statements.  Factors that could cause results to differ include but are not limited to: the ability to maintain current dividend payments or increase dividend payouts to stockholders, regulatory capital requirements, future earnings and cash flow of the Company, regulatory changes and general economic conditions. Additional factors that could cause actual results to differ materially are disclosed in Home Federal Bancorp, Inc.'s recent filings with the Securities and Exchange Commission, including but not limited to its Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.  Forward-looking statements are accurate only as of the date released, and we do not undertake any responsibility to update or revise any forward-looking statements to reflect subsequent events or circumstances.